UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

EMPIRE RESOURCES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

EMPIRE RESOURCES, INC.

One Parker Plaza Fort Lee, New Jersey 07024

April 30, 2013

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Empire Resources, Inc. The meeting will be held on Tuesday, June 18, 2013 at 11:00 a.m., Eastern Daylight Time, at the Clinton Inn Hotel, 145 Dean Drive, Tenafly, New Jersey 07670.

We are pleased to take advantage of the U.S. Securities and Exchange Commission rule that allows companies to furnish proxy materials to their stockholders over the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of our proxy statement and our 2012 Annual Report to Stockholders. We believe this process allows us to provide our stockholders with the information they need in a timely manner, while reducing the environmental impact and lowering costs of printing and distributing our proxy materials. The Notice contains instructions on how to access those documents over the Internet. The Notice also contains instructions on how to request a paper copy of our proxy materials, including our proxy statement, our 2012 Annual Report to Stockholders and a form of proxy card or voting instruction card.

Your vote is very important, regardless of the number of shares of our voting securities that you own. I encourage you to vote by telephone, over the Internet, or if you requested to receive printed proxy materials, by marking, signing, dating and returning your proxy card so that your shares will be represented and voted at the Annual Meeting, whether or not you plan to attend. If you attend the Annual Meeting, you will, of course, have the right to revoke the proxy and vote your shares in person.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive notice of the Annual Meeting through your broker or through another intermediary, please vote or return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the meeting.

Thank you for your support of our company. I look forward to seeing you at the annual meeting.

Sincerely,

/s/ William Spier

William Spier
Chairman

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON JUNE 18, 2013:

Our official Notice of Annual Meeting of Stockholders, Proxy Statement and 2012 Annual Report to Stockholders are available at:

http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=08563

EMPIRE RESOURCES, INC.

One Parker Plaza Fort Lee, New Jersey 07024

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 18, 2013

The 2013 Annual Meeting of Stockholders of Empire Resources, Inc., a Delaware corporation (the “Company”), will be held on Tuesday, June 18, 2013 at 11:00 a.m., Eastern Daylight Time, at the Clinton Inn Hotel, 145 Dean Drive, Tenafly, New Jersey 07670. We will consider and act on the following items of business at the Annual Meeting:

(1)	Election of ten directors to serve on our board of directors for a term of one year or until their successors are elected and qualified.

(2)	An advisory vote on executive compensation as disclosed in these materials.

(3)	An advisory vote on whether an advisory vote on executive compensation should be held every one, two or three years.

(4)	Ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013.

(5)	Such other business as may properly come before the Annual Meeting.

Stockholders are referred to the Proxy Statement accompanying this notice for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the board of directors recommends a vote FOR the nominees for director named above, FOR approval of the compensation of the Company’s named executive officers, FOR holding a non-binding vote every one year regarding approval of the compensation of the Company’s named executive officers and FOR the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013.

The board of directors has fixed the close of business on April 22, 2013 as the record date (the “Record Date”). Only holders of record of shares of our common stock on the Record Date are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or at any postponement(s) or adjournment(s) of the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at the office of the Company during regular business hours for the 10 calendar days prior to and during the Annual Meeting.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your shares are registered in your name, even if you plan to attend the Annual Meeting or any postponement or adjournment of the Annual Meeting in person, we request that you vote by telephone, over the Internet, or if you requested to receive printed proxy materials, complete, sign and mail your proxy card to ensure that your shares will be represented at the Annual Meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive notice of the Annual Meeting through your broker or through another intermediary, please vote or complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Annual Meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

By Order of The Board of Directors,

/s/ Sandra Kahn

Sandra Kahn
Vice President, Chief Financial Officer,
Treasurer and Secretary

April 30, 2013

Table of Contents

ABOUT THE ANNUAL MEETING	1

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS	6

REPORT OF THE AUDIT COMMITTEE	9

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	9

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	10

PROPOSAL 1: ELECTION OF DIRECTORS	11

EXECUTIVE COMPENSATION	13

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	17

PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION	18

PROPOSAL 4: RATIFICATION OF APPOINTMENT OF EISNERAMPER LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	19

OTHER BUSINESS	20

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS	20

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EMPIRE RESOURCES, INC.
One Parker Plaza Fort Lee, New Jersey 07024

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 18, 2013

Unless the context otherwise requires, references in this Proxy Statement to “we,” “us,” “our,” or the “Company” refer to Empire Resources, Inc. and its consolidated subsidiaries. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our common stock, par value $0.01 per share.

The accompanying proxy is solicited by the board of directors on behalf of Empire Resources, Inc., a Delaware corporation, to be voted at the annual meeting of stockholders of the Company (the “Annual Meeting”) to be held on June 18, 2013, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and at any adjournment(s) or postponement(s) of the Annual Meeting. This Proxy Statement and accompanying form of proxy are expected to be sent or given to stockholders on or about April 30, 2013.

The executive offices of the Company are located at, and the mailing address of the Company is, One Parker Plaza, Fort Lee, New Jersey 07024.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON JUNE 18, 2013:

Our official Notice of Annual Meeting of Stockholders, Proxy Statement and 2012 Annual Report to Stockholders are available at:

http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=08563

We are pleased to take advantage of the U.S. Securities and Exchange Commission (“SEC”) rule that allows companies to furnish proxy materials to their stockholders over the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of this Proxy Statement and our 2012 Annual Report to Stockholders. We believe this process allows us to provide our stockholders with the information they need in a timely manner, while reducing the environmental impact and lowering costs of printing and distributing our proxy materials. The Notice contains instructions on how to access those documents over the Internet. The Notice also contains instructions on how to request a paper copy of our proxy materials, including this Proxy Statement, our 2012 Annual Report to Stockholders and a form of proxy card or voting instruction card.

ABOUT THE ANNUAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a street name holder, you must obtain a proxy from your broker or nominee in order to vote your shares in person at the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the SEC require that we make available to you when we ask you to sign a proxy card or otherwise authorize the designated proxies to vote your stock at the Annual Meeting.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice, including the following:

(1)	Election of ten directors to serve on our board of directors for a term of one year or until their successors are elected and qualified.

(2)	An advisory vote on executive compensation as disclosed in these materials.

(3)	An advisory vote on whether an advisory vote on executive compensation should be held every one, two or three years.

(4)	Ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013.

(5)	Such other business as may properly come before the Annual Meeting.

What is “householding” and how does it affect me?

With respect to eligible stockholders who share a single address, we may send only one Notice or Proxy Statement to that address unless we receive instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate Notice or Proxy Statement in the future, he or she may contact Empire Resources, Inc., One Parker Plaza, Fort Lee, New Jersey 07024, Attn: Investor Relations or call (201) 944-2200 and ask for Investor Relations. Eligible stockholders of record receiving multiple copies of our Notice or Proxy Statement can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other nominee can request householding by contacting the nominee.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the Notice or Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to Investor Relations at the address or phone number set forth above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of the Notice or this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate notice or voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a Notice for shares held in your name and a notice or voting instruction card for shares held in street name. Please follow the directions provided in the Notice and each additional notice or voting instruction card you receive to ensure that all your shares are voted.

What is the record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on April 22, 2013 (the “Record Date”). The Record Date was established by the board of directors as required by Delaware law. On the Record Date, 8,584,402 shares of common stock were issued and outstanding.

Who is entitled to vote at the Annual Meeting?

Holders of common stock at the close of business on the Record Date may vote at the Annual Meeting.

What are the voting rights of the stockholders?

Each holder of common stock is entitled to one vote per share of common stock on all matters to be acted upon at the Annual Meeting.

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The presence, in person or by proxy, of the holders of a majority of the shares of the stock entitled to vote at the Annual Meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote at the Annual Meeting, present in person or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with American Stock Transfer & Trust Company, our stock transfer agent, you are considered the stockholder of record with respect to those shares. The Notice has been sent directly to you by us.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” A notice or Proxy Statement and voting instruction card have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions they included in the mailing or by following their instructions for voting.

What is a broker non-vote?

A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Your broker does not have discretionary authority to vote your shares with respect to the election of directors, the advisory vote on executive compensation or the advisory vote on whether an advisory vote on executive compensation should be held every one, two or three years in the absence of specific instructions from you.

How do I vote my shares?

Your vote is very important to us and we hope that you will attend the Annual Meeting. However, whether or not you plan to attend the Annual Meeting, please vote by proxy in accordance with the instructions on your proxy card or voting instruction card (from your broker or other intermediary). There are three convenient ways of submitting your vote:

•	By Telephone or Internet - All record holders can vote by touchtone telephone from the U.S. using the toll free telephone number on the proxy card, or over the Internet, using the procedures and instructions described on the proxy card. “Street name” holders may vote by telephone or Internet if their broker or other intermediary makes those methods available, in which case the broker or other intermediary will enclose the instructions with the proxy materials. The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares, and to confirm that their instructions have been recorded properly.

•	In Person - All record holders may vote in person at the Annual Meeting. “Street name” holders may vote in person at the Annual Meeting if their broker or other intermediary has furnished a legal proxy. If you are a “street name” holder and would like to vote your shares by proxy, you will need to ask your broker or other intermediary to furnish you with a nominee issued proxy. You will need to bring the nominee issued proxy with you to the Annual Meeting and hand it in with a signed ballot that will be provided to you at the Annual Meeting. You will not be able to vote your shares without a nominee issued proxy. Note that a broker letter that identifies you as a stockholder is not the same as a nominee issued proxy.

•	By Written Proxy - All record holders can vote by written proxy card, if they have requested to receive printed proxy materials. If you are a “street name” holder and you request to receive printed proxy materials, you will receive a written proxy card and a voting instruction card from your broker or other intermediary.

The board of directors has appointed Nathan Kahn, president and chief executive officer, and Sandra Kahn, vice president, chief financial officer, treasurer and secretary, to serve as the proxies for the Annual Meeting.

If you complete all of the proxy card except one or more of the voting instructions, then the designated proxies will vote your shares as to which you provide no voting instructions in the manner described under “What if I do not specify how I want my shares voted?” below. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

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If you hold your shares in “street name,” and complete the voting instruction card provided by your broker or other intermediary except with respect to one or more of the voting instructions, then your broker may be unable to vote your shares with respect to the proposal as to which you provide no voting instructions. See “What is a broker non-vote?”

Even if you currently plan to attend the Annual Meeting, we recommend that you vote by telephone or Internet or return your proxy card or voting instructions as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

Who counts the votes?

All votes will be tabulated by American Stock Transfer & Trust Company, the inspector of election appointed for the Annual Meeting. Each proposal will be tabulated separately.

What are my choices when voting?

In the election of directors (Proposal 1), stockholders may vote for all director nominees or may withhold their votes as to one or more director nominees. With respect to the advisory vote on executive compensation and the ratification of the independent registered public accounting firm (Proposals 2 and 4), stockholders may vote for the proposal, against the proposal, or abstain from voting on the proposal. With respect to the advisory vote on whether an advisory vote on executive compensation should be held every one, two or three years (Proposal 3), stockholders may vote to hold an advisory vote on executive compensation every one, two or three years or abstain from voting on the proposal.

What are the board of directors’ recommendations on how I should vote my shares?

The board of directors recommends that you vote your shares as follows:

Proposal 1— FOR the election of the nominees for director.

Proposal 2—FOR the advisory vote on executive compensation as disclosed in these materials.

Proposal 3—FOR an advisory vote on executive compensation every one year.

Proposal 4— FOR the ratification of the independent registered public accounting firm.

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed proxy card that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

Proposal 1— FOR the election of the nominees for director.

Proposal 2—FOR the advisory vote on executive compensation as disclosed in these materials.

Proposal 3—FOR an advisory vote on executive compensation every one year.

Proposal 4— FOR the ratification of the independent registered public accounting firm.

If you are a street name holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee may be unable to vote those shares. See “What is a broker non-vote?”

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Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy at any time by any of the following means:

•	Attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting will not by itself revoke a proxy. You must vote your shares by ballot at the Annual Meeting to revoke your proxy.

•	Voting again by telephone or over the Internet (only your latest telephone or Internet vote submitted prior to the Annual Meeting will be counted).

•	If you requested and received written proxy materials, completing and submitting a new valid proxy bearing a later date.

•	Giving written notice of revocation to the Company addressed to Sandra Kahn, vice president, chief financial officer, treasurer and secretary, at the Company’s address above, which notice must be received before noon, Eastern Daylight Time, on June 17, 2013.

If you are a street name holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

What percentage of the vote is required to approve each proposal?

Assuming the presence of a quorum, the ten director nominees who receive the most votes cast in the election of directors will be elected.

Assuming the presence of a quorum, approval of the advisory vote on executive compensation (Proposal 2) and the ratification of the independent registered public accounting firm (Proposal 4) will require the affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy at the Annual Meeting entitled to vote on such proposal. For the advisory vote on how frequently our stockholders should vote on the compensation of our named executive officers (Proposal 3), the number of years (1, 2 or 3) that receives the highest number of votes will be deemed to be preferred by our stockholders. Please note that Proposals 2 and 3 are non-binding advisory votes.

How are abstentions and broker non-votes treated?

Abstentions or votes withheld are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. Votes withheld will have no effect with respect to the election of directors. Abstentions will have the same effect as a vote against the advisory vote on executive compensation (Proposal 2) and the ratification of the independent registered public accounting firm (Proposal 4). Abstentions will have no effect with respect to the advisory vote on how frequently our stockholders should vote on the compensation of our named executive officers (Proposal 3).

Broker non-votes are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. Broker non-votes will have no effect upon Proposals 1, 2 or 3. Broker non-votes are not applicable to Proposal 4.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our board of directors is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of common stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below.

Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the mail, officers and employees of the Company may solicit the return of proxies, either by mail, telephone, fax, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the common stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of common stock.

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Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

The Company expects to publish the voting results in a current report on Form 8-K, which it expects to file with the SEC within four business days following the Annual Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional material, please feel free to contact Sandra Kahn, vice president, chief financial officer, treasurer and secretary, by email at skahn@empireresources.com or phone at (201) 944-2200.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

Director Independence

Our board of directors has determined that each of Jack Bendheim, Douglas Kass, Nathan Mazurek, Rick Milner, Morris J. Smith and William Spier satisfy the requirements for independence set out in Section 5605(a)(2) of the Nasdaq Stock Market Rules and that each of these directors has no material relationship with us (other than being a director and/or a stockholder). In making its independence determinations, the board of directors sought to identify and analyze all of the facts and circumstances relating to any relationship between a director, his immediate family or affiliates and our company and our affiliates and did not rely on categorical standards other than those contained in the Nasdaq rule referenced above.

Board Committees

Our board of directors has established an audit committee, a nominating and corporate governance committee and a compensation committee, each of which has the composition and responsibilities described below.

Audit Committee. The audit committee consists of William Spier, Jack Bendheim and Nathan Mazurek, each of whom our board has determined to be financially literate and qualify as an independent director under Section 5605(a)(2) of the rules of the Nasdaq Stock Market. In addition, Jack Bendheim qualifies as a financial expert, as defined in Item 407(d)(5)(ii) of Regulation S-K. The function of the audit committee is to assist the board of directors in its oversight of (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements and (3) the qualifications, independence and performance of our independent auditors. The audit committee held a total of four meetings during the fiscal year ended December 31, 2012. The audit committee operates under a formal charter adopted by the board of directors that governs its duties and conduct. Copies of the charter can be obtained free of charge from the Company’s web site, www.empireresources.com, by contacting the Company at the address appearing on the first page of this Proxy Statement to the attention of Investor Relations, or by telephone at (201) 944-2200.

Nominating and Corporate Governance Committee. The nominating and corporate governance committee consists of William Spier and Nathan Mazurek, each of whom our board has determined qualifies as an independent director under Section 5605(a)(2) of the rules of the Nasdaq Stock Market. The primary function of the nominating and corporate governance committee is to identify individuals qualified to become board members, consistent with criteria approved by the board, and select the director nominees for election at each annual meeting of stockholders. The nominating and corporate governance committee held no meetings during the fiscal year ended December 31, 2012. The nominating and corporate governance committee operates under a formal charter adopted by the board of directors that governs its duties and conduct. Copies of the charter can be obtained free of charge from the Company’s web site, www.empireresources.com, by contacting the Company at the address appearing on the first page of this Proxy Statement to the attention of Investor Relations, or by telephone at (201) 944-2200.

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Compensation Committee. The compensation committee consists of William Spier and Jack Bendheim, each of whom our board has determined qualifies as an independent director under Section 5605(a)(2) of the rules of the Nasdaq Stock Market, as an “outside director” for purposes of Section 162(m) of the Internal Revenue Code and as a “non-employee director” for purposes of Section 16b-3 under the Securities Exchange Act of 194, as amended (the “Exchange Act”). The function of the compensation committee is to discharge the board of directors’ responsibilities relating to compensation of our directors and executives and our overall compensation programs. The primary objective of the compensation committee is to develop and implement compensation policies and plans that are appropriate for us in light of all relevant circumstances and which provide incentives that further our long-term strategic plan and are consistent with our culture and the overall goal of enhancing enduring stockholder value. The compensation committee held no meetings during the fiscal year ended December 31, 2012. The compensation committee operates under a formal charter adopted by the board of directors that governs its duties and conduct. Copies of the charter can be obtained free of charge from the Company’s web site, www.empireresources.com, by contacting the Company at the address appearing on the first page of this Proxy Statement to the attention of Investor Relations, or by telephone at (201) 944-2200.

Meetings and Attendance

During the year ended December 31, 2012, the board of directors held four meetings, and all of our directors except Jack Bendheim and L. Rick Milner attended at least 75 percent of the aggregate number of all (i) board meetings held during the period for which he was a director and (ii) committee meetings held during the period for which he was a committee member. We do not have a policy requiring director attendance at stockholder meetings, but members of our board of directors are encouraged to attend. Nine of our ten directors attended our 2012 Annual Meeting of Stockholders.

Board Leadership Structure

The board of directors is committed to promoting effective, independent governance of the Company. Our board believes it is in the best interests of the stockholders and the Company for the board to have the flexibility to select the best director to serve as chairman at any given time, regardless of whether that director is an independent director or the chief executive officer. Consequently, we do not have a policy governing whether the roles of chairman of the board and chief executive officer should be separate or combined. This decision is made by our board of directors, based on the best interests of the Company considering the circumstances at the time.

Currently, the offices of the chairman of the board and the chief executive officer are held by two different people. William Spier, is our independent, non-executive chairman of the board of directors and Nathan Kahn is our chief executive officer. The chief executive officer is responsible for the day to day leadership and performance of the Company, while the chairman of the board of directors provides guidance to the chief executive officer and sets the agenda for board meetings and presides over meetings of the board. We believe that separation of the positions reinforces the independence of the board in its oversight of the business and affairs of the Company, and creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the board to monitor whether management’s actions are in the best interests of the Company and its stockholders. Furthermore, we believe that Mr. Spier is especially suited to serve as our chairman of the board in light of his prior service as our chief executive officer (from 1997 through 1999), his long tenure on our board of directors, and his significant experience in our industry, manufacturing and distribution generally, and executive leadership.

Role in Risk Oversight

Our board of directors oversees an enterprise-wide approach to risk management, designed to support the achievement of business objectives, including organizational and strategic objectives, to improve long-term organizational performance and enhance stockholder value. The involvement of our board of directors in setting our business strategy is a key part of its assessment of management’s plans for risk management and its determination of what constitutes an appropriate level of risk for the company. The participation of our board of directors in our risk oversight process includes receiving regular reports from members of senior management on areas of material risk to our company, including operational, financial, legal and regulatory, and strategic and reputational risks.

While our board of directors has the ultimate responsibility for the risk management process, senior management and various committees of our board of directors also have responsibility for certain areas of risk management.

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Our senior management team is responsible for day-to-day risk management and regularly reports on risks to our full board of directors or a relevant committee. Our finance and regulatory personnel serve as the primary monitoring and evaluation function for company-wide policies and procedures, and manage the day-to-day oversight of the risk management strategy for our ongoing business. This oversight includes identifying, evaluating, and addressing potential risks that may exist at the enterprise, strategic, financial, operational, compliance and reporting levels.

The audit committee focuses on monitoring and discussing the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies. As appropriate, the audit committee provides reports to and receives direction from the full board of directors regarding our risk management policies and guidelines, as well as the audit committee’s risk oversight activities.

In addition, the compensation committee assesses our compensation policies to confirm that the compensation policies and practices do not encourage unnecessary risk taking. The compensation committee reviews and discusses the relationship between risk management policies and practices, corporate strategy and senior executive compensation and, when appropriate, reports on the findings from the discussions to our board of directors. Our compensation committee intends to set performance metrics that will create incentives for our senior executives that encourage an appropriate level of risk-taking that is commensurate with our short-term and long-term strategies.

Stockholder Communications

Our stockholders may communicate directly with the members of the board of directors or the individual chairperson of standing committees of the board of directors by writing directly to the board of directors or any individual board members c/o Empire Resources, Inc., One Parker Plaza, Fort Lee, New Jersey 07024. Our policy is to forward without screening any mail received at our corporate office that is sent to the board of directors or any individual board member.

Director Nomination Policies

The Company has a standing nominating and corporate governance committee consisting entirely of independent directors. Each director nominee was recommended to the board by the nominating and corporate governance committee for selection.

The nominating and corporate governance committee will consider all proposed nominees for the board of directors, including those put forward by stockholders. Stockholder nominations should be addressed to the nominating and corporate governance committee in care of the Secretary, at the following address: One Parker Plaza, Fort Lee, New Jersey 07024, in accordance with the provisions of the Company’s Amended and Restated Bylaws, as amended. The nominating and corporate governance committee reviews with the board the applicable skills and characteristics required of board nominees in the context of current board composition and Company circumstances. In making its recommendations to the board, the nominating and corporate governance committee considers all factors it considers appropriate, which may include experience, accomplishments, education, understanding of the business and the industry in which the Company operates, specific skills, general business acumen and the highest personal and professional integrity. Generally, the nominating and corporate governance committee will first consider current board members because they meet the criteria listed above and possess an in depth knowledge of the Company, its history, strengths, weaknesses, goals and objectives. This level of knowledge has proven very valuable to the Company. In determining whether to recommend a director for re-election, the nominating and corporate governance committee also considers the director’s past attendance at meetings and participation in and contributions to the activities of the board.

The board and the nominating and corporate governance committee aim to assemble a diverse group of board members and believe that no single criterion such as gender or minority status is determinative in obtaining diversity on the board. The board defines diversity as differences of viewpoint, professional experience, education and skills such as a candidate’s range of experience serving on other public company boards, the balance of the business interest and experience of the candidate as compared to the incumbent or other nominated directors, and the need for any particular expertise on the board or one of its committees.

Certain Related Transactions and Relationships

On June 3, 2011, we sold $12,000,000 principal amount of 10% Convertible Senior Subordinated Notes Due June 1, 2016 in a private placement to selected accredited investors. Nathan Kahn, our chief executive officer and president, purchased $1,500,000 principal amount of notes; William Spier, the chairman of our board of directors, purchased $1,000,000 principal amount of notes; BFI Co. LLC, an entity managed by Jack Bendheim, a member of our board of directors, and members of his family, purchased $1,000,000 principal amount of notes; and Harvey Wrubel, our vice president of sales/director of marketing, purchased $500,000 principal amount of notes.

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REPORT OF THE AUDIT COMMITTEE

The audit committee has reviewed and discussed the Company’s audited financial statements and related footnotes for the fiscal year ended December 31, 2012, and the independent auditor’s report on those financial statements, with management and with our independent auditor, EisnerAmper LLP. The audit committee has also discussed with EisnerAmper LLP the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The audit committee has also received the written disclosures and the letter from EisnerAmper LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding EisnerAmper LLP’s communications with the audit committee concerning independence, and has discussed with EisnerAmper LLP that firm’s independence.

Based on the review and the discussions referred to in the preceding paragraph, the audit committee determined that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 for filing with the SEC.

The Audit Committee:

William Spier
Jack Bendheim
Nathan Mazurek

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of April 22, 2013 by:

•	each person known by us to beneficially own more than 5.0% of our common stock;

•	each of our directors;

•	each of the named executive officers; and

•	all of our directors and executive officers as a group.

The percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security. Except as indicated in the footnotes to this table, to our knowledge and subject to community property laws where applicable, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned and each person’s address is c/o Empire Resources, Inc., One Parker Plaza, Fort Lee, New Jersey 07024. As of April 22, 2013, we had 8,584,402 shares outstanding.

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Name of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percentage of Common Stock Beneficially Owned(1)
William Spier	421,453	(2)	4.8%
Nathan Kahn	4,194,196	(3)	46.2%
Sandra Kahn	4,194,196	(3)	46.2%
Harvey Wrubel	439,927	(4)	5.0%
Jack Bendheim	245,836	(5)	2.8%
Peter G. Howard	4,000	(6)	*
Douglas Kass	-		-
Nathan Mazurek	4,000	(7)	*
L. Rick Milner	13,000		*
Morris J. Smith	39,060		*
Leon G. Cooperman(8)	1,966,692	(9)	18.6%
All directors and executive officers as a group (10 persons)	5,361,472	(10)	54.8%

(*) Represents ownership of less than one percent.

(1)	Shares of common stock beneficially owned and the respective percentages of beneficial ownership of common stock assume the exercise of all options and other securities convertible into common stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of April 22, 2013, except as otherwise noted. Shares issuable pursuant to the exercise of stock options and other securities convertible into common stock exercisable within 60 days are deemed outstanding and held by the holder of such options or other securities for computing the percentage of outstanding common stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding common stock beneficially owned by any other person.

(2)	Includes (i) 2,000 shares underlying options held by Mr. Spier that are currently exercisable or that will become exercisable within 60 days and (ii) 245,836 shares that may be acquired by Mr. Spier upon conversion of 10% Convertible Senior Subordinated Notes Due June 1, 2016.

(3)	Includes (i) 4,000 shares underlying options held by Nathan and Sandra Kahn that are currently exercisable or that will become exercisable within 60 days and (ii) 491,673 shares that may be acquired by Nathan Kahn upon conversion of 10% Convertible Senior Subordinated Notes Due June 1, 2016. Nathan and Sandra Kahn share voting and investment power with respect to all shares reported, except for the shares that may be acquired upon conversion of the 10% Convertible Senior Subordinated Notes Due June 1, 2016, with respect to which Sandra Kahn disclaims beneficial ownership.

(4)	Includes 200,000 shares underlying options held by Mr. Wrubel that are currently exercisable or that will become exercisable within 60 days.

(5)	Consists of 245,836 shares that may be acquired by BFI Co., LLC upon conversion of 10% Convertible Senior Subordinated Notes Due June 1, 2016. Mr. Bendheim, as Class A Manager of BFI Co., LLC, has voting and dispositive control over these shares.

(6)	Consists of 4,000 shares underlying options held by Mr. Howard that are currently exercisable or that will become exercisable within 60 days.

(7)	Consists of 4,000 shares underlying options held by Mr. Mazurek that are currently exercisable or that will become exercisable within 60 days.

(8)	Mr. Cooperman’s address is St. Andrew’s Country Club, 17024 Brookwood Drive, Boca Raton, Florida 33496.

(9)	Consists of (i) 983,346 shares that may be acquired by Mr. Cooperman upon conversion of 10% Convertible Senior Subordinated Notes Due June 1, 2016 and (ii) 983,346 shares that may be acquired by The Leon and Toby Cooperman Family Foundation, for which Mr. Cooperman acts as trustee, upon conversion of 10% Convertible Senior Subordinated Notes Due June 1, 2016.

(10)	Includes (i) 214,000 shares underlying options that are currently exercisable or that will become exercisable within 60 days and (ii) 983,344 shares that may be acquired upon conversion of 10% Convertible Senior Subordinated Notes Due June 1, 2016.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

During the year ended December 31, 2012, we had no equity securities registered under Section 12 of the Exchange Act, and accordingly, our officers, directors and principal shareholders were not required to file reports under Section 16(a) of the Exchange Act.

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PROPOSAL 1: ELECTION OF DIRECTORS

The board of directors currently consists of ten members. Each of the persons set forth below has been nominated for election as a director by the board of directors to serve for a term of office to expire at the Annual Meeting of Stockholders in 2014, to hold office until his or her successor has been duly elected and qualified. Stockholders will be unable to vote for more than ten persons. The ten director nominees who receive the most votes cast in the election of directors will be elected. Should any of the director nominees become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his stead, of any other person the board of directors may nominate or designate. Each of the director nominees has expressed his intention to serve the entire term for which election is sought.

In accordance with the Convertible Notes Purchase Agreement entered into in connection with the issuance of our 10% Convertible Senior Subordinated Notes Due June 1, 2016, we were required to cause the election of a director designated by Leon G. Cooperman. For as long as Mr. Cooperman or his affiliates hold such designation right, if the members of our board of directors are to be re-elected, the board of directors is required to nominate and recommend that our stockholders elect such designee. Mr. Cooperman’s current designee is Douglas Kass. Absent a vote for the removal of Mr. Cooperman’s designee by the holders of our common stock, Mr. Cooperman’s designee may be removed only by our board of directors (A) for gross negligence or a material breach of his fiduciary or similar duties or (B) at any time after Mr. Cooperman and/or his affiliates cease to own notes convertible into at least 10% of our outstanding common stock, 10% of our outstanding common stock directly, or a combination thereof.

Directors and Nominees

The following table and text set forth the name, age and positions of the director nominees and each director:

Name	Age	Position with the Company
William Spier	77	Chairman of the Board of Directors
Nathan Kahn	58	Chief Executive Officer, President and Director
Sandra Kahn	55	Vice President, Chief Financial Officer, Treasurer, Secretary and Director
Harvey Wrubel	58	Vice President of Sales/Director of Marketing and Director
Jack Bendheim	66	Director
Peter G. Howard	76	Director
Douglas Kass	63	Director
Nathan Mazurek	50	Director
L. Rick Milner	66	Director
Morris J. Smith	55	Director

Biographies

William Spier. Mr. Spier has been a director since October 1996 and was acting chief executive officer from November 1997 until September 1999. Mr. Spier presently is our non-executive chairman of the board. Mr. Spier has been a private investor since 1982. He also served as chairman of DeSoto, Inc., a manufacturer and distributor of cleaning products, from May 1991 through September 1996, and as chief executive officer of DeSoto, Inc., from May 1991 to January 1994 and from September 1995 through September 1996. Mr. Spier retired as vice chairman of Phibro-Salomon, Inc. in 1981. Mr. Spier brings to the board extensive experience with our company, our industry, manufacturing and distribution generally, and executive leadership.

Nathan Kahn. Mr. Kahn has been our chief executive officer, president and a director since September 1999. Prior to that time, Mr. Kahn was our president and a director from the time of our formation in 1984. Mr. Kahn has also been the president and a director of Empire Resources Pacific Ltd, the sales agent in Australia and New Zealand for Empire Resources, Inc. since its formation in 1996. Mr. Kahn brings to the board extensive experience with our company and our industry. Since he is responsible for, and familiar with, our day-to-day operations and implementation of our strategy, his insights into our performance and into the current state of the industry are critical to board discussions and to our success.

Sandra Kahn. Ms. Kahn has been the vice president, chief financial officer and a director since September 1999. Prior to that time, Ms. Kahn was our secretary and treasurer and a director from the time of our formation in 1984. Ms. Kahn has also been the secretary and treasurer and a director of Empire Resources Pacific Ltd since its formation in 1996. Ms. Kahn brings to the board extensive experience with our company and our industry. Since she is responsible for, and familiar with, our financial position and strategy, her insights into our performance and operations are critical to board discussions and to our success.

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Harvey Wrubel. Mr. Wrubel has been vice president of sales/director of marketing since September 1999. He has been with our company for more than 20 years. Mr. Wrubel brings to the board extensive experience with our company and our industry. Since he is responsible for, and familiar with, our sales and marketing, he brings important insights into our performance and strategy to board discussions.

Jack Bendheim. Mr. Bendheim has been a director since September 1999. He has been the chairman and president of Phibro Animal Health Corporation for more than twenty years. Mr. Bendheim brings to the board extensive experience with our company, manufacturing and distribution generally, and executive leadership.

Peter G. Howard. Mr. Howard has been a director since September 1999. He has been the managing director of Empire Resources Pacific Ltd since its inception in 1996. From 1961 to 1995, Mr. Howard held various positions within the aluminum industry, the most recent of which was divisional general manager of Comalco Rolled Products, a unit of Comalco Aluminum Ltd., an aluminum producer. Mr. Howard brings to the board extensive experience with our company and our industry. Since he is responsible for, and familiar with, our Australian operations, he brings important insights into our performance and strategy to board discussions.

Douglas Kass. Mr. Kass has been a director since July 2011. He is the president and founder of Seabreeze Partners Management, Inc., which is also the general partner of Seabreeze Partners Long/Short, L.P. From January 2005 to August 2009, Mr. Kass managed a dedicated short fund, Seabreeze Partners Short L.P., and from 2001 to 2005, he was the general partner of Seabreeze Partners L.P. From 2003 to 2004, he served as the portfolio manager of Demours Capital Management, LLC, which was the general partner and investment manager of Circle T. Market Neutral Fund, L.P. and Circle T. Market Neutral Offshore Fund, Ltd. From 1997 to 2003, Mr. Kass was the general partner of Kass Partners, LLC, the predecessor firm to Kass Partners, Ltd., which was founded in 1997. Mr. Kass has nearly 40 years of experience with these and several other investment firms. Mr. Kass also currently serves as Vice Chairman of Alfred University’s Investment Committee and a member of its Board of Trustees. Mr. Kass brings to the board extensive executive leadership, investment and financial expertise that is important to board discussions and oversight of our financial performance, position and strategy. In accordance with the Convertible Notes Purchase Agreement entered into in connection with the issuance of our 10% Convertible Senior Subordinated Notes Due June 1, 2016, we were required to cause the election of a director designated by Leon G. Cooperman. Mr. Kass is Mr. Cooperman’s current designee.

Nathan Mazurek. Mr. Mazurek has been a director since 1999. Mr. Mazurek has over 20 years of experience in the electrical equipment and components industry. In December 2009, Mr. Mazurek became president and chief executive officer of Pioneer Power Solutions, Inc., a manufacturer of highly engineered liquid transformers. From December 2009 through August 12, 2010, Mr. Mazurek also served as the chief financial officer, secretary and treasurer of Pioneer Power Solutions, Inc. Mr. Mazurek has served as the chief executive officer, president, vice president, sales and marketing and chairman of the board of directors of Pioneer Transformers Ltd. since 1995. Mr. Mazurek has served as the president of American Circuit Breaker Corp., a manufacturer and distributor of circuit breakers, since 1988. Mr. Mazurek brings to the board extensive experience with our company, manufacturing and distribution generally, and executive leadership.

L. Rick Milner. Mr. Milner has been a director since 2005. Mr. Milner is retired. He joined Alcoa, Inc. in 1968 and enjoyed a thirty-six year career with Alcoa before retiring in 2004. He was named director of corporate development in 1987, elected a vice president in 1991. From 1999 until retirement he was the officer in charge of Alcoa’s automotive businesses. Mr. Milner brings to the board executive leadership and extensive experience in manufacturing and distribution in our industry.

Morris J. Smith. Mr. Smith has been a director since 1994. Since 1993, Mr. Smith has been a private investor and investment consultant. Prior to that, Mr. Smith was a portfolio manager at Fidelity Investments for more than five years. Mr. Smith brings to the board extensive experience with our company and executive leadership, and financial expertise that is important to board discussions and oversight of our financial performance and strategy.

Family Relationships

Nathan Kahn and Sandra Kahn are husband and wife.

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Vote Required

The ten director nominees who receive the most votes cast in the election of directors will be elected.

The board of directors recommends a vote FOR the director nominees.

EXECUTIVE COMPENSATION

2012 and 2011 Summary Compensation Table

The table below sets forth, for our last two fiscal years, the compensation earned by our named executive officers: (i) Nathan Kahn, our chief executive officer, president and director; (ii) Sandra Kahn, our chief financial officer, vice president, treasurer, secretary and director; and (iii) Harvey Wrubel, our vice president of sales and director.

Name and principal Position	Year	Salary ($)	Bonus ($)	All other compensation ($)(1)	Total ($)
Nathan Kahn, Chief Executive Officer,	2012	547,000	-	4,000	551,000
President and Director	2011	528,000	-	6,000	534,000
Sandra Kahn, Chief Financial Officer,	2012	225,000	-	4,000	229,000
Vice President, Treasurer, Secretary and Director	2011	225,000	-	6,000	231,000
Harvey Wrubel, Vice President of Sales	2012	362,000	835,000	4,000	1,201,000
and Director	2011	349,000	985,000	6,000	1,340,000

(1)	Represents board of director fees.

Employment Agreements

We entered into employment agreements with each of our named executive officers in 1999. Under the terms of these agreements, the compensation committee has discretion to determine annually the percentage increase in base salary (no decrease is permissible), provided that such annual increase must be no less than the increase in the cost of living for the previous year, based upon a local consumer price index. The employment agreements with Ms. Kahn and Mr. Wrubel are automatically renewed every two years unless either we or the executive officer gives notice of termination. The current term of Ms. Kahn’s employment agreement will automatically renew unless it is terminated on September 17, 2014. The current term of Mr. Wrubel’s employment agreement will automatically renew unless it is terminated on December 31, 2014. Although Mr. Kahn’s employment agreement terminated in 2004, we have continued to provide Mr. Kahn a base salary calculated in accordance with its terms and to comply with many other terms of the agreement.

The compensation committee generally determines the amount of any bonus to be awarded to Mr. and Ms. Kahn. Mr. and Ms. Kahn have agreed to allow the compensation committee to determine their bonuses in whatever manner they deem appropriate. Mr. Wrubel and the compensation committee have agreed that he will receive an annual bonus equal to 13% of our earnings before tax.

Ms. Kahn and Mr. Wrubel are subject to non-competition and non-solicitation restrictions under their employment agreements. Ms. Kahn’s employment agreement provides that she will not, among other things, (i) directly or indirectly be engaged as a principal in any other business activity or conduct that competes with our business or be an employee, consultant, director, principal, stockholder, advisor of, or otherwise be affiliated with, any such business, activity or conduct, or (ii) solicit our customers, clients, suppliers, middlemen, non-clerical employees, sales representatives, agents, or consultants, in each case during her period of employment and the four-year period thereafter, except that if her employment is terminated for disability, without cause, or by her following a breach by us, such period will terminate two years after the date of such termination of employment. Mr. Wrubel’s employment agreement provides that, (i) during the employment term and for a period of 12 months thereafter, he will not, among other things, be engaged in, or be, an employee, director, partner, principal, stockholder or advisor of any business, activity or conduct that competes with our business and (ii) during the employment term and for a period of 18 months thereafter, he will not solicit our customers, clients, suppliers, middlemen, non-clerical employees, sales representatives, agents, or consultants. Following termination of Mr. Wrubel’s employment, the foregoing will only apply to competition with regard to aluminum and such other commodities as were being sold by us within six months prior to such termination, except for solicitation regarding our non-clerical employees, sales representatives, agents, or consultants.

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Compensation Philosophy and Process

Our executive compensation program is administered by our compensation committee. As described above, the compensation committee determines the percentage increase in the base salary of Mr. and Ms. Kahn and Mr. Wrubel, subject to certain requirements set forth in our employment agreements, and determines the amount of any bonus to be awarded to Mr. and Ms. Kahn. The compensation committee is responsible for approving any additional compensation paid to our named executive officers (e.g., any incentive awards). Mr. and Ms. Kahn participate in decision-making regarding Mr. Wrubel’s compensation.

Our executive compensation program is administered with the aim of:

•	motivating our executives to enhance stockholder value by tying compensation to company and individual performance; and
•	ensuring our ability to retain and, if necessary in the future, attract superior executives.

Our named executive officers receive a base salary and an annual cash bonus as well as benefits that all of our employees receive. We believe we must offer competitive salaries and other standard benefits to be able to attract, retain and motivate highly-qualified and experienced executives. We believe that cash compensation for executives in excess of base salary should be tied to some combination of company and individual performance over the preceding fiscal year.

In setting compensation, the compensation committee assesses the reasonableness of total compensation levels for our named executive officers. This assessment is made in part by considering both objective (corporate) and subjective (individual) performance criteria, which are used in determining the amount of any cash bonus for Mr. and Ms. Kahn and increase in base salary. Mr. Wrubel’s annual cash bonus is determined based on our earnings before tax. We believe it is necessary to compensate Mr. Wrubel in this manner in order to retain his services. The compensation committee does not establish specific corporate and individual performance targets at the beginning of each fiscal year, but rather evaluates both corporate and individual performance at the end of the year in connection with determining the next year’s compensation and awarding any cash bonuses for the previous year.

In assessing individual and company performance, the compensation committee considers, among other things, the individual’s contributions to our growth, the attainment of strategic objectives (whether the objectives relate to our product, geographic or customer diversification, expense control, increasing inventory turn rates, increasing gross profit margins, increasing pre-tax income or other objectives determined by the compensation committee or the board of directors from time to time) and the management of our assets or personnel.

The compensation committee does not use any outside compensation consultant in setting the compensation of our named executive officers. In evaluating the performance of the named executive officers, the compensation committee has access to, and in its discretion may meet with, any of our officers or other employees. In addition, the compensation committee is cognizant of, and may review and take into account compensation levels at other public companies in our industry, for whom information about executive pay is publicly available. However, there are differences between us and these public companies, many of which are larger in terms of market capitalization, share of the product and geographic markets, and other factors. In addition, these companies generally use much more complex cash and non-cash compensation schemes than us, and use equity incentives, which do not play a significant role in the compensation of our named executive officers. We do not issue equity compensation to our named executive officers because they are already substantial equity holders and we believe that their incentives and interests are generally aligned with those of our other stockholders. For these reasons, the compensation committee does not engage in any formal benchmarking of our compensation against peer companies, and does not target our compensation at any set level with reference to peer companies.

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We do not make available to our named executive officers any pension (defined benefit) plans, deferred compensation arrangements or perquisites. These officers do participate on the same basis as all other employees (that is, on a non-discriminatory basis) in our 401(k) plan and are eligible for the same medical benefits, including health insurance, as all other employees.

At the request of Mr. and Ms. Kahn, the compensation committee did not consider whether to award a bonus to Mr. or Ms. Kahn for 2012 or whether to increase Mr. or Ms. Kahn’s salary or other benefits for 2012.

Potential Payments Upon Termination or Change In Control

Our employment agreements do not require us to make payments or provide other benefits to our named executive officers in the event of a change in control of us or a termination without cause, except that in the event of a termination without cause, Mr. Wrubel is entitled, generally, to all earned and accrued but unpaid benefits and other compensation, plus severance equal to his salary for the remaining contract term.

2012 Outstanding Equity Awards at Fiscal Year End

The following table provides information on the holdings of stock options of our named executive officers at December 31, 2012.

	Option Awards

Name	Number of securities underlying unexercised options (#) exercisable		Option exercise price ($)	Option expiration date
Nathan Kahn	2,000	(1)	$3.64	06/14/14
Sandra Kahn	2,000	(1)	$3.64	06/14/14
Harvey Wrubel	200,000	(1)	$1.625	09/17/19

(1) These options are fully vested.

We have not made equity grants to executives (or directors) since 2004. However, we could make such grants in the future if deemed necessary or appropriate by the compensation committee. Stock options and/or restricted stock may be granted from time to time if necessary, for example, to encourage our named executive officers to continue in their positions or to better align their interests with those of our stockholders. Such grants could also be made to non-employee directors, for example to provide additional compensation. At such times as we have issued stock options to executives and directors under our stock option plan, all such grants were made with an exercise price equal to the closing market price of our common stock at the date of grant.

We maintain the 2006 Stock Option Plan, which provides for the granting of options to purchase not more than an aggregate of 559,000 shares of common stock. Under the 2006 Stock Option Plan, all canceled or terminated options are available for grants. All officers, directors and employees of the Company and other persons who perform services for the Company are eligible to participate in the 2006 Stock Option Plan. Some or all of the options may be “incentive stock options” within the meaning of the Internal Revenue Code of 1986, as amended.

The 2006 Stock Option Plan provides that it is to be administered by the board of directors, or by a committee appointed by the board, which will be responsible for determining, subject to the provisions of the 2006 Stock Option Plan, to whom the options are granted, the number of shares of common stock subject to an option, whether an option shall be incentive or non-qualified, the exercise price of each option (which, other than in the case of incentive stock options, may be less than the fair market value of the shares on the date of grant), the period during which each option may be exercised and the other terms and conditions of each option. No options may be granted under the 2006 Stock Option Plan after June 26, 2016.

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DIRECTOR COMPENSATION

The following table provides compensation information for the one year period ended December 31, 2012 for each non-employee member of our board of directors.

Name	Fees earned or paid in cash ($)	Total ($)
Jack Bendheim	11,000	11,000
Peter Howard	4,000	4,000
Douglas Kass	13,000	13,000
Nathan Mazurek	13,000	13,000
L Rick Milner	12,000	12,000
Morris Smith	15,000	15,000
William Spier	34,000	34,000

Each director is paid $1,000 for attendance (in person or by telephone) at meetings of the board of directors. In addition, for terms of office beginning in June 2011 through June 2012, each non-employee board member other than Mr. Spier received compensation of $10,000. These annual fees were paid in January 2012. Mr. Spier receives an annual retainer of $30,000 for serving as our non-executive chairman. In addition, all directors are reimbursed for out-of-pocket expenses incurred in connection with attendance at meetings.

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PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules. The proposal, commonly known as a “say on pay” proposal, gives our stockholders the opportunity to express their views on the Company’s executive compensation. Because this is an advisory vote, this proposal is not binding upon the Company, our board of directors or the compensation committee; however, the compensation committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by stockholders in their vote on this proposal. To the extent there is any significant vote against the compensation of our named executive officers as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and the compensation committee will evaluate whether any actions are necessary to address these concerns.

As described under the heading “Executive Compensation – Compensation Philosophy and Process,” our executive compensation program is administered with the aim of:

•	motivating our executives to enhance stockholder value by tying compensation to company and individual performance; and

•	ensuring our ability to retain and, if necessary in the future, attract superior executives.

We are asking our stockholders to indicate their support for our named executive officer compensation program as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“Resolved, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed under “Executive Compensation,” including the compensation tables, and the related narrative disclosure, in the Company’s proxy statement for the 2013 Annual Meeting.”

Vote Required

The affirmative vote of the holders of a majority of the shares of our voting securities represented in person or by proxy at the Annual Meeting entitled to vote on such proposal is required to approve the advisory vote on executive compensation. This is a non-binding advisory vote.

The board of directors recommends a vote FOR the advisory vote on executive compensation disclosed in the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure.

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PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Act also provides that stockholders must be given the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently we should seek future advisory votes on the compensation of our named executive officers as disclosed in accordance with the compensation disclosure rules of the SEC, which we refer to as an advisory vote on executive compensation. By voting with respect to this proposal, stockholders may indicate whether they would prefer that we conduct future advisory votes on executive compensation once every one, two, or three years. Stockholders also may, if they wish, abstain from casting a vote on this proposal.

After careful consideration, the board of directors believes that submitting the advisory vote on executive compensation on an annual basis is appropriate for the Company and its stockholders at this time. We view the advisory vote on the compensation of our named executive officers as an additional, but not the only, opportunity for our stockholders to communicate with us regarding their views on our executive compensation programs. Stockholders should consider the value of having the opportunity every year to voice their opinion on our executive compensation through an advisory vote, weighing that against the additional burden and expense to us and our stockholders of preparing and responding to proposals annually, as well as the other means available to stockholders to provide input on executive compensation. On balance, we support a frequency of one (1) year for advisory votes on executive compensation. We welcome stockholder input and anticipate that the value of an annual vote will likely outweigh the burden of preparing annual proposals.

We recognize that the stockholders may have different views as to the best approach for us, and therefore we look forward to hearing from our stockholders as to their preferences on the frequency of an advisory vote on executive compensation.

This vote is advisory and not binding on us or our board of directors in any way. The board of directors and the compensation committee will take into account the outcome of the vote, however, when considering the frequency of future advisory votes on executive compensation. The board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the frequency receiving the most votes cast by our stockholders.

Vote Required

For the advisory vote on how frequently our stockholders should vote on the compensation of our named executive officers, the number of years (1, 2 or 3) that receives the highest number of votes will be deemed to be preferred by our stockholders. This is a non-binding advisory vote.

The board of directors recommends a vote FOR the option of “every one year” for future advisory votes on executive compensation.

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PROPOSAL 4: RATIFICATION OF APPOINTMENT OF EISNERAMPER LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our board of directors has appointed EisnerAmper LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2013, subject to stockholder ratification. EisnerAmper LLP served as our independent registered public accounting firm for the fiscal years ended December 31, 2012 and 2011.

Representatives of EisnerAmper LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

The fees billed for professional services provided to us by EisnerAmper LLP for the fiscal years ended December 31, 2012 and 2011 are described below.

Audit Fees

EisnerAmper LLP billed us audit fees in the aggregate amount of $221,000 for the year ended December 31, 2012 and $150,000 for the year ended December 31, 2011. These fees related to the audit of our annual financial statements, the review of our interim quarterly financial statements and, in 2012, review of our registration statement on Form S-1 initially filed with the SEC on January 30, 2012 and amendments thereto and Sarbanes-Oxley Act compliance work.

Audit-Related Fees

EisnerAmper LLP did not perform any audit-related services for us for the years ended December 31, 2012 and 2011.

Tax Fees

EisnerAmper LLP billed us tax fees in the aggregate amount of $57,000 for the year ended December 31, 2012 and $47,000 for the year ended December 31, 2011. These fees related to professional services rendered for tax compliance.

All Other Fees

EisnerAmper LLP did not perform any other services for us for the years ended December 31, 2012 and 2011.

Our audit committee pre-approves all auditing services, internal control-related services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent auditor, except for de minimis non-audit services that are approved by the audit committee prior to the completion of the audit. The audit committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals is presented to the full audit committee at its next scheduled meeting.

Approval of Independent Registered Public Accounting Firm Services and Fees

The board of directors requests that stockholders ratify the appointment by the board of directors of EisnerAmper LLP as the independent registered public accounting firm to conduct the audit of our financial statements for the fiscal year ending December 31, 2013.  In the event that the stockholders fail to ratify the selection, the board of directors will reconsider whether or not to continue to retain that firm. Even if the selection is ratified, the board of directors, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the board of directors determines that such a change could be in the best interest of our stockholders.

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Vote Required

The affirmative vote of the holders of a majority of the shares of our voting securities represented in person or by proxy at the Annual Meeting entitled to vote on such proposal is required to adopt the proposal to ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013.

The board of directors recommends a vote FOR the ratification of the appointment of EisnerAmper LLP.

OTHER BUSINESS

The board of directors knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the proxies will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

Pursuant to rules of the SEC, a stockholder who intends to present a proposal at our next annual meeting of stockholders and who wishes the proposal to be included in the proxy statement for that meeting must submit the proposal to us in writing to the attention of the Secretary at Empire Resources, Inc., One Parker Plaza, Fort Lee, New Jersey 07024. The proposal must be received no later than December 31, 2013, after which date such stockholder proposal will be considered untimely. Stockholders wishing to submit proposals to be presented directly at the annual meeting instead of for inclusion in next year’s proxy statement must follow the submission criteria and deadlines set forth in our Amended and Restated Bylaws, as amended. To be timely in connection with our next annual meeting, such a stockholder proposal must be received by our Secretary at our principal executive offices not less than 60 days nor more than 90 days prior to the meeting, except that if less than 75 days’ notice or public disclosure of the date of the meeting is given and the meeting is not held between June 13, 2014 and June 23, 2014, notice by the stockholder to be timely must be received not later than the close of business on the fifteenth day following the day on which the notice of the meeting date was mailed or disclosed, whichever occurs first.

A copy of Empire Resources, Inc.’s 2012 Annual Report on Form 10-K is available without charge (except for exhibits, which are available upon payment of a reasonable fee) upon written request to Empire Resources, Inc., One Parker Plaza, Fort Lee, New Jersey 07024.

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ANNUAL MEETING OF STOCKHOLDERS OF

EMPIRE RESOURCES, INC.

June 18, 2013

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement, proxy card and 2012 Annual Report to Stockholders are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=08563

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

21030403000000000000 6 061813

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 4 AND "1 YEAR" FOR PROPOSAL 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ William Spier
- ○ Nathan Kahn
- ○ Sandra Kahn
- ○ Harvey Wrubel
- ○ Jack Bendheim
- ○ Peter G. Howard
- ○ Douglas Kass
- ○ Nathan Mazurek
- ○ L. Rick Milner
- ○ Morris J. Smith

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. Advisory vote on executive compensation as disclosed in the Proxy Statement.	☐	☐	☐

	1 year	2 years	3 years	ABSTAIN
3. Advisory vote on whether an advisory vote on executive compensation should be held every one, two or three years.	☐	☐	☐	☐

	FOR	AGAINST	ABSTAIN
4. Ratification of appointment of EisnerAmper LLP as Empire Resources, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2013.	☐	☐	☐

The undersigned hereby authorizes the proxies, in their discretion, to vote on any other business as may properly be brought before the meeting or any adjournment thereof.

The shares represented in this proxy card will be voted as directed above. **If no direction is given and the proxy card is validly executed, the shares will be voted "for" each director nominee, "for" proposals 2 and 4 and "1 year" for proposal 3.**

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

EMPIRE RESOURCES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Nathan Kahn and Sandra Kahn or any of them, with full power of substitution, proxies to represent the undersigned stockholder and to vote at the Annual Meeting of Stockholders of Empire Resources, Inc. (the "Company") to be held on June 18, 2013 at 11:00 a.m. E.D.T. at the Clinton Inn Hotel, 145 Dean Drive, Tenafly, New Jersey 07670, and at any adjournment or adjournments thereof, hereby revoking any proxies heretofore given, all shares of Common Stock of the Company that the undersigned would be entitled to vote as directed on the reverse side, and in their discretion upon such other matters as may come before the meeting.

(Continued and to be signed on the reverse side)

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